                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) January 25, 2005

              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

      033-36767-03                                        36-3731520
(Commission File Number)                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

--------------------------------------------------------------------------------

              INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01   Other Events

On January 25, 2005 the  Registrant has caused to be  made available  by the
Trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended December 31, 2004, which are attached as Exhibit 20 hereto.

-
Item 9.01  Financial Statements and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

--------------------------------------------------------------------------------

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  February 4, 2005                By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

--------------------------------------------------------------------------------

                              FORM 8-K

                           EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #79, Series 1998-1
               made available on January 25, 2005

20.1 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #79

20.2           Monthly Servicer and Settlement Certificate #54, Series 2000-1
               made available on January 25, 2005

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #54

20.3           Monthly Servicer and Settlement Certificate #18, Series 2003-1
               made available on January 25, 2005

20.3 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #18

20.4           Monthly Servicer and Settlement Certificate #7, Series 2004-1
               made available on January 25, 2005

20.4 (A)       5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #7

20.5           Dealer Note Master Trust Series Data for the January 25, 2005
               Distribution Date

====================================================================================================================================

                                                        EXHIBIT 20.1

                                      MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 79
                                                  DEALER NOTE MASTER TRUST

                                                     CLASS A, DEALER NOTE
                                                 ASSET BACKED CERTIFICATES,
                                                        SERIES 1998-1

Under the Series 1998-1  Supplement  dated as of July 17, 1998 (the "Supplement") by and among  Navistar  Financial  Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust  Trustee") to the Pooling and  Servicing  Agreement  dated as of  June 8, 1995 (as  amended  and  supplemented, the "Agreement") by  and  among
NFC, NFSC,  the  Master  Trust  Trustee and  The  Chase  Manhattan  Bank, as 1990  Trust  Trustee, the  Master  Trust  Trustee is
required to prepare certain information each month regarding  current  distributions to  certain  accounts and payments to Series
1998-1 Certificateholders as well as the performance of the Master Trust during the  previous  month.  The  information  which is required to be prepared with respect to the Distribution Date of January 25, 2005, the Transfer Date of January 24, 2005 and with respect to the performance of the Master Trust during the Due Period ended on December 31, 2004 and the Distribution Period ended
January 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000
Per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings  assigned to such terms in the  Agreement and the
Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                                      197,197.76

    3.2 The amount of ITEC Finance Charges for the Due Period                                    2,924,882.27

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period          1,170,761,013.30

    3.4 The total amount of Advance Reimbursements for the Due Period                                    0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period            391,403,789.63

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust           329,563,979.65
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                         931,950.75

    3.8 The average daily Master Trust Seller's Interest during the Due Period                 152,172,884.37

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)                  168,820,000.00

   3.10 The aggregate amount of Collections for the Due Period                                 584,454,043.93

   3.11 The aggregate amount of Finance Charge Collections for the Due Period                    6,525,325.32

   3.12 The aggregate amount of Principal Collections for the Due Period                       577,928,718.61

   3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                                 0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period            1,118,340,921.18

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                      186,524,928.98

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments as of the           186,479,078.82
            end of the Due Period
        b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                            2.01%
        d.  The rating of each such Eligible Investment                                              AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                         17,396,530.97

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)       Lee-Smith Inc
        ii)      Prairie Intl
        iii)     Nalley Motor Trucks
        iv)      Longhorn Bus Sls
        v)       Truck King Intl Sls-Svc

   3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days)as a percentage of the total principal amount outstanding, as of the
        end of the Due Period                                                                            0.02%

   3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
        on 7/10/03 for the benefit of the Master Trust Certificateholders.                         100,173.27

   3.21 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                         100,000.00
        b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                            2.01%
        d.  The rating of each such Eligible Investment                                              AAAm/Aaa

   3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
        Distribution Date)                                                                         100,000.00

    4.0 Series 1998-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                                    0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                              31,000,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                              31,000,000.00

    4.3 The Projected Spread for the following Distribution Period                               2,500,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                                  2,500,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                               0.00

    4.6 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                                200,000,000.00

    4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
         for the Due Period                                                                              0.00

    4.8 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                           1,186,198.71

    4.9 The amount of Series Allocable Principal Collections
        for the Due Period                                                                     105,058,102.87

   4.10 The amount of Series Principal Account Losses
        for the Due Period                                                                               0.00

   4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
        the Due Period                                                                                   0.00

   4.12 The amount of Investor Finance Charge Collections
        for the Due Period                                                                       1,000,202.75

   4.13 The amount of Investor Principal Collections for
        the Due Period                                                                          88,584,992.34

   4.14 The amount of Available Certificateholder's Interest
        Collections for the Due Period                                                           1,012,316.49

   4.15 The amount of Series 1998-1 Shared Principal
        Collections for the Due Period                                                                   0.00

   4.16 The aggregate amount of the Series 1998-1 Principal
        Shortfall, if any, for the Due Period                                                            0.00

   4.17 The Seller's Percentage for the Due Period                                                     15.68%

   4.18 The Excess Seller's Percentage for the Due Period                                               2.61%

   4.19 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                                      16,473,110.53

   4.20 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                             190,622.13

   4.21 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                          13,731,094.05

   4.22 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                           2,742,016.48

   4.23 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                               0.00

   4.24 The Minimum Series 1998-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                      37,000,000.00

   4.25 The Series 1998-1 Allocation Percentage for
        the Due Period                                                                                 18.18%

   4.26 The Floating Allocation Percentage for the
        Due Period                                                                                     84.32%

   4.27 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                              0.00%

   4.28 The total amount to be distributed on the Series
        1998-1 Certificates on the Distribution Date                                               546,064.82

   4.29 The total amount, if any, to be distributed on the Series
        1998-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                                 0.00

   4.30 The total amount, if any, to be distributed on
        the Series 1998-1 Certificates on the Distribution
        Date allocable to interest on the Series 1998-1
        Certificates                                                                               403,215.28

   4.31 The Draw Amount as of the Transfer Date                                                          0.00

   4.32 The amount of Investor Charge-Offs as of
        Transfer Date                                                                                    0.00

   4.33 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                                     0.00

   4.34 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                             142,849.54

   4.35 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                       0.00

   4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                            2,500,000.00

   4.37 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                               0.00
        b.  Description of each Eligible Investment:                                                       NA
        c.  The rate of interest applicable to each such Eligible Investment                          _______%
        d.  The rating of each such Eligible Investment                                                    NA

   4.38 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                               0.00
        b.  Description of each Eligible Investment:                                                       NA
        c.  The rate of interest applicable to each such Eligible Investment                         _______%
        d.  The rating of each such Eligible Investment                                                    NA

   4.39 The amount of Excess Interest Collections for the Due Period                               466,251.67

   4.40 The amount of Investor Principal Collections from other Series treated
        as Shared Principal Collections for the Due Period                                               0.00

   4.41 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                             0.00

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                        0.00

   4.43 The percentages and all other information calculated
        pursuant to Section 6.01 of the Supplement                                            See Exhibit "A"

   4.44 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                         13,731,094.05

   4.45 The amount of Series 1998-1 Shared Seller's Principal
        Collections for the Due Period                                                                   0.00

   4.46 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                                 0.00

   4.47 The amount of all Shared Seller's Principal Collections
        allocated to Series 1998-1 for the Due Period                                                    0.00

   4.48 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                         0.00

   4.49 The aggregate amount of all Early Distributions Amounts
        paid or deemed paid for the Distribution Period                                                  0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                     Exhibit 20.1(A)
                                                     Series 1998 - 1

    4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

         Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                 NO
                                                                                                                     ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                              NO
                                                                                                                     ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                        NO
                                                                                                                     ----------

                                             2 Months Past :      3.29%
                                             1 Month Past :       3.55%
                                             Current Month :      3.55%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                               NO
                                                                                                                     ----------

                         Master Trust Seller's Interest :
                                                              $ 168,820,000.00

                Master Trust Minimum Seller's Interest :      $ 168,820,000.00

            (k)Turnover Ratio less than 1.7?                                                                            NO
                                                                                                                     ----------

                          Turnover Ratio :       3.97

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                     NO
                                                                                                                     ----------

                 Dealer Note Loss Ratio :        0.00%

====================================================================================================================================

                                                        EXHIBIT 20.2

                                      MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 54
                                                 DEALER NOTE MASTER TRUST

                                                       DEALER NOTE
                                                ASSET BACKED CERTIFICATES,
                                                      SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and  among Navistar  Financial  Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to
the Pooling and Servicing   Agreement  dated  as of June 8, 1995 (as  amended  and  supplemented,  the  "Agreement") by  and  among
NFC, NFSC, the  Master  Trust  Trustee and The  Chase  Manhattan  Bank, as  1990  Trust  Trustee, the   Master  Trust  Trustee  is
required to prepare certain information each month regarding  current  distributions to  certain  accounts and  payments to  Series
2000-1  Certificateholders as well as the performance of the Master Trust during the  previous  month.  The  information  which  is required to be prepared with respect to the Distribution Date of January 25, 2005, the Transfer Date of January 24, 2005  and  with respect to the performance of the Master Trust during the Due Period ended on December 31, 2004 and the  Distribution Period  ended
January 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master  Trust as a  whole.
Capitalized terms used but not otherwise defined herein  shall have the  meanings  assigned to  such terms in the Agreement and the
Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                                  197,197.76

    3.2 The amount of ITEC Finance Charges for the Due Period                                2,924,882.27

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period      1,170,761,013.30

    3.4 The total amount of Advance Reimbursements for the Due Period                                0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period        391,403,789.63

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust       329,563,979.65
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                     931,950.75

    3.8 The average daily Master Trust Seller's Interest during the Due Period             152,172,884.37

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)              168,820,000.00

   3.10 The aggregate amount of Collections for the Due Period                             584,454,043.93

   3.11 The aggregate amount of Finance Charge Collections for the Due Period                6,525,325.32

   3.12 The aggregate amount of Principal Collections for the Due Period                   577,928,718.61

   3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                             0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period        1,118,340,921.18

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                  186,524,928.98

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments as              186,479,078.82
            of the end of the Due Period
        b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                        2.01%
        d.  The rating of each such Eligible Investment                                          AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                     17,396,530.97

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)      Lee-Smith Inc
        ii)     Prairie Intl
        iii)    Nalley Motor Trucks
        iv)     Longhorn Bus Sls
        v)      Truck King Intl Sls-Svc

   3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days) as a percentage of the total principal amount outstanding, as
        of the end of the Due Period                                                                 0.02%

   3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
        as of the end of the Due Period                                                     52,673,846.45

   3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
        on 7/10/03 for the benefit of the Master Trust Certificateholders.                     100,173.27

   3.22 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                     100,000.00
        b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                        2.01%
        d.  The rating of each such Eligible Investment                                          AAAm/Aaa

   3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
        Distribution Date)                                                                     100,000.00

    4.0 Series 2000-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                                0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                          19,080,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                          19,080,000.00

    4.3 The Projected Spread for the following Distribution Period                           2,650,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                              2,650,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                           0.00

    4.6 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                            212,000,000.00

    4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
         for the Due Period                                                                          0.00

    4.8 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                       1,186,609.52

    4.9 The amount of Series Allocable Principal Collections
        for the Due Period                                                                 105,094,486.95

   4.10 The amount of Series Principal Account Losses
        for the Due Period                                                                           0.00

   4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
        the Due Period                                                                               0.00

   4.12 The amount of Investor Finance Charge Collections
        for the Due Period                                                                   1,060,116.94

   4.13 The amount of Investor Principal Collections for
        the Due Period                                                                      93,891,414.64

   4.14 The amount of Available Certificateholder's Interest
        Collections for the Due Period                                                       1,072,413.50

   4.15 The amount of Series 2000-1 Shared Principal
        Collections for the Due Period                                                               0.00

   4.16 The aggregate amount of the Series 2000-1 Principal
        Shortfall, if any, for the Due Period                                                        0.00

   4.17 The Seller's Percentage for the Due Period                                                 10.66%

   4.18 The Excess Seller's Percentage for the Due Period                                           2.62%

   4.19 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                                  11,203,072.31

   4.20 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                         131,001.69

   4.21 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                       8,449,596.75

   4.22 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                       2,753,475.56

   4.23 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                           0.00

   4.24 The Minimum Series 2000-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                  25,440,000.00

   4.25 The Series 2000-1 Allocation Percentage for
        the Due Period                                                                             18.18%

   4.26 The Floating Allocation Percentage for the
        Due Period                                                                                 89.34%

   4.27 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                          0.00%

   4.28 The total amount to be distributed on the Series
        2000-1 Certificates on the Distribution Date                                           598,344.71

   4.29 The total amount, if any, to be distributed on the Series
        2000-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                             0.00

   4.30 The total amount, if any, to be distributed on
        the Series 2000-1 Certificates on the Distribution
        Date allocable to interest on the Series 2000-1
        Certificates                                                                           446,938.19

   4.31 The Draw Amount as of the Transfer Date                                                      0.00

   4.32 The amount of Investor Charge-Offs as of
        Transfer Date                                                                                0.00

   4.33 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                                 0.00

   4.34 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                         151,406.52

   4.35 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                   0.00

   4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                        2,650,000.00

   4.37 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                           0.00
        b.  Description of each Eligible Investment:                                                   NA
        c.  The rate of interest applicable to each such Eligible Investment                      _______%
        d.  The rating of each such Eligible Investment                                                NA

   4.38 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                           0.00
        b.  Description of each Eligible Investment:                                                   NA
        c.  The rate of interest applicable to each such Eligible Investment                      _______%
        d.  The rating of each such Eligible Investment                                                NA

   4.39 The amount of Excess Interest Collections for the Due Period                           474,068.79

   4.40 The amount of Investor Principal Collections from other Series treated
        as Shared Principal Collections for the Due Period                                           0.00

   4.41 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                         0.00

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                    0.00

   4.43 The percentages and all other information calculated
        pursuant to Section 6.01 of the Supplement                                        See Exhibit "A"

   4.44 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                      8,449,596.75

   4.45 The amount of Series 2000-1 Shared Seller's Principal
        Collections for the Due Period                                                               0.00

   4.46 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                             0.00

   4.47 The amount of all Shared Seller's Principal Collections
        allocated to Series 2000-1 for the Due Period                                                0.00

   4.48 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                     0.00

    5.0 Class A Certificate Information.

    5.1 The Class A Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                            200,000,000.00

    5.2 The total amount to be distributed on the Class A Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                        561,551.61
        the Investor Interest Payment

    5.3 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to the
        Class A Invested Amount                                                                      0.00

    5.4 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to interest
        on the Class A Certificates                                                            418,715.28

    5.5 The amount of Class A Certificateholder Charge-Offs
        as of the Transfer Date                                                                      0.00

    5.6 The amount of reimbursement of Class A Certificateholder
        Charge-Offs as of the Transfer Date                                                          0.00

    6.0 Class B Certificate Information.

    6.1 The Class B Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                             12,000,000.00

    6.2 The total amount to be distributed on the Class B Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                         36,793.10
        the Investor Interest Payment

    6.3 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to the
        Class B Invested Amount                                                                      0.00

    6.4 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to interest
        on the Class B Certificates                                                             28,222.92

    6.5 The amount of Class B Certificateholder Charge-Offs
        as of the Transfer Date                                                                      0.00

    6.6 The amount of reimbursement of Class B Certificateholder
        Charge-Offs as of the Transfer Date                                                          0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                             Exhibit 20.2(A)
                                                             Series 2000 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                            NO
                                                                                                               ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                         NO
                                                                                                               ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                   NO
                                                                                                               ----------

                                             2 Months Past :      3.29%
                                             1 Month Past :       3.55%
                                             Current Month :      3.55%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                          NO
                                                                                                               ----------

                         Master Trust Seller's Interest :     $ 168,820,000.00

                Master Trust Minimum Seller's Interest :      $ 168,820,000.00

            (k)Turnover Ratio less than 1.7?                                                                       NO
                                                                                                               ----------

                          Turnover Ratio :       3.97

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                NO
                                                                                                               ----------

                 Dealer Note Loss Ratio :        0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal                             NO
                                                                                                               ----------

               Balance of all Dealer Notes?

           Used Financed Vehicle Ratio :         4.87%

====================================================================================================================================

                                                        EXHIBIT 20.3

                                      MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 18
                                                  DEALER NOTE MASTER TRUST

                                                       DEALER NOTE
                                                ASSET BACKED CERTIFICATES,
                                                     SERIES 2003-1

Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2003-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of January 25, 2005, the Transfer Date of January 24, 2005 and with respect to the performance of the Master Trust during the Due Period ended on December 31, 2004 and the Distribution Period ended
January 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                                 197,197.76

    3.2 The amount of ITEC Finance Charges for the Due Period                               2,924,882.27

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period     1,170,761,013.30

    3.4 The total amount of Advance Reimbursements for the Due Period                               0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period       391,403,789.63

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust      329,563,979.65
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                    931,950.75

    3.8 The average daily Master Trust Seller's Interest during the Due Period            152,172,884.37

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)             168,820,000.00

   3.10 The aggregate amount of Collections for the Due Period                            584,454,043.93

   3.11 The aggregate amount of Finance Charge Collections for the Due Period               6,525,325.32

   3.12 The aggregate amount of Principal Collections for the Due Period                  577,928,718.61

   3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                            0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period       1,118,340,921.18

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                 186,524,928.98

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments as of the      186,479,078.82
            end of the Due Period
        b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                       2.01%
        d.  The rating of each such Eligible Investment                                         AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                    17,396,530.97

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)      Lee-Smith Inc
        ii)     Prairie Intl
        iii)    Nalley Motor Trucks
        iv)     Longhorn Bus Sls
        v)      Truck King Intl Sls-Svc

   3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days)as a percentage of the total principal amount outstanding, as of
        the end of the Due Period                                                                   0.02%

   3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
        as of the end of the Due Period                                                    52,673,846.45

   3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
        on 7/10/03 for the benefit of the Master Trust Certificateholders.                    100,173.27

   3.22 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                    100,000.00
        b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                       2.01%
        d.  The rating of each such Eligible Investment                                         AAAm/Aaa

   3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
        Distribution Date)                                                                    100,000.00

    4.0 Series 2003-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                               0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                         19,080,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                         19,080,000.00

    4.3 The Projected Spread for the following Distribution Period                          2,650,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                             2,650,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                          0.00

    4.6 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                           212,000,000.00

    4.7 The amount of Series Allocable Dealer Notes Losses/(Recoveries)
         for the Due Period                                                                         0.00

    4.8 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                      1,186,609.52

    4.9 The amount of Series Allocable Principal Collections
        for the Due Period                                                                105,094,486.95

   4.10 The amount of Series Principal Account Losses
        for the Due Period                                                                          0.00

   4.11 The amount of Investor Dealer Note Losses/(Recoveries) for
        the Due Period                                                                              0.00

   4.12 The amount of Investor Finance Charge Collections
        for the Due Period                                                                  1,060,116.94

   4.13 The amount of Investor Principal Collections for
        the Due Period                                                                     93,891,414.64

   4.14 The amount of Available Certificateholder's Interest
        Collections for the Due Period                                                      1,072,411.81

   4.15 The amount of Series 2003-1 Shared Principal
        Collections for the Due Period                                                              0.00

   4.16 The aggregate amount of the Series 2003-1 Principal
        Shortfall, if any, for the Due Period                                                       0.00

   4.17 The Seller's Percentage for the Due Period                                                10.66%

   4.18 The Excess Seller's Percentage for the Due Period                                          2.62%

   4.19 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                                 11,203,072.31

   4.20 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                        131,001.69

   4.21 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                      8,449,596.75

   4.22 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                      2,753,475.56

   4.23 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                          0.00

   4.24 The Minimum Series 2003-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                 25,440,000.00

   4.25 The Series 2003-1 Allocation Percentage for
        the Due Period                                                                            18.18%

   4.26 The Floating Allocation Percentage for the
        Due Period                                                                                89.34%

   4.27 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                         0.00%

   4.28 The total amount to be distributed on the Series
        2003-1 Certificates on the Distribution Date                                          613,672.49

   4.29 The total amount, if any, to be distributed on the Series
        2003-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                            0.00

   4.30 The total amount, if any, to be distributed on
        the Series 2003-1 Certificates on the Distribution
        Date allocable to interest on the Series 2003-1
        Certificates                                                                          462,265.97

   4.31 The Draw Amount as of the Transfer Date                                                     0.00

   4.32 The amount of Investor Charge-Offs as of
        Transfer Date                                                                               0.00

   4.33 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                                0.00

   4.34 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                        151,406.52

   4.35 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                  0.00

   4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                       2,650,000.00

   4.37 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                          0.00
        b.  Description of each Eligible Investment:                                                  NA
        c.  The rate of interest applicable to each such Eligible Investment                    _______%
        d.  The rating of each such Eligible Investment                                               NA

   4.38 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                          0.00
        b.  Description of each Eligible Investment:                                                  NA
        c.  The rate of interest applicable to each such Eligible Investment                     _______%
        d.  The rating of each such Eligible Investment                                               NA

   4.39 The amount of Excess Interest Collections for the Due Period                          458,739.33

   4.40 The amount of Investor Principal Collections from other Series treated
        as Shared Principal Collections for the Due Period                                          0.00

   4.41 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                        0.00

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                   0.00

   4.43 The percentages and all other information calculated
        pursuant to Section 6.01 of the Supplement                                       See Exhibit "A"

   4.44 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                     8,449,596.75

   4.45 The amount of Series 2003-1 Shared Seller's Principal
        Collections for the Due Period                                                              0.00

   4.46 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                            0.00

   4.47 The amount of all Shared Seller's Principal Collections
        allocated to Series 2003-1 for the Due Period                                               0.00

   4.48 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                    0.00

    5.0 Class A Certificate Information.

    5.1 The Class A Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                           200,000,000.00

    5.2 The total amount to be distributed on the Class A Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                       570,162.73
        the Investor Interest Payment

    5.3 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to the
        Class A Invested Amount                                                                     0.00

    5.4 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to interest
        on the Class A Certificates                                                           427,326.39

    5.5 The amount of Class A Certificateholder Charge-Offs
        as of the Transfer Date                                                                     0.00

    5.6 The amount of reimbursement of Class A Certificateholder
        Charge-Offs as of the Transfer Date                                                         0.00

    6.0 Class B Certificate Information.

    6.1 The Class B Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                            12,000,000.00

    6.2 The total amount to be distributed on the Class B Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                        43,509.76
        the Investor Interest Payment

    6.3 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to the
        Class B Invested Amount                                                                     0.00

    6.4 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to interest
        on the Class B Certificates                                                            34,939.58

    6.5 The amount of Class B Certificateholder Charge-Offs
        as of the Transfer Date                                                                     0.00

    6.6 The amount of reimbursement of Class B Certificateholder
        Charge-Offs as of the Transfer Date                                                         0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                          EXHIBIT 20.3(A)
                                                          Series 2003 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                NO
                                                                                                                    ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                              NO
                                                                                                                    ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                        NO
                                                                                                                    ----------
                                             2 Months Past :      3.29%
                                             1 Month Past :       3.55%
                                             Current Month :      3.55%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                               NO
                                                                                                                    ----------

                         Master Trust Seller's Interest :     $ 168,820,000.00

                Master Trust Minimum Seller's Interest :      $ 168,820,000.00

            (k)Turnover Ratio less than 1.7?                                                                            NO
                                                                                                                    ----------

                          Turnover Ratio :       3.97

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                     NO
                                                                                                                    ----------

                 Dealer Note Loss Ratio :        0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal                                  NO
                                                                                                                    ----------

               Balance of all Dealer Notes?

           Used Financed Vehicle Ratio :         4.87%

====================================================================================================================================

                                                        EXHIBIT 20.4

                                      MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 7
                                                   DEALER NOTE MASTER TRUST

                                                          DEALER NOTE
                                                  ASSET BACKED CERTIFICATES,
                                                         SERIES 2004-1

Under  the  Series  2004-1 Supplement dated as of June 10, 2004 (the "Supplement") by  and  among  Navistar  Financial  Corporation,
("NFC"), Navistar  Financial  Securities  Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the  Pooling  and  Servicing  Agreement  dated as of June 8, 1995 (as amended  and  supplemented,  the  "Agreement")  by  and  among
NFC, NFSC, and the Master Trust Trustee, the Master Trust Trustee is required to prepare certain  information each  month  regarding current distributions to  certain accounts  and payments  on the  Series 2004-1 Notes as well as the performance of the Master Owner
Trust  during  the previous  month.  The  information  which is  required to be  prepared with  respect to the  Distribution Date of
January 25, 2005, the Transfer Date of January 24, 2005 and with respect to the  performance of the  Master  Trust  during  the  Due
Period ended on December 31, 2004 and the Distribution Period ended January 25, 2005 is set forth below.  Certain of the information is  presented  on  the  basis of an  original  principal  amount of $1,000 per  Investor  Certificate.  Certain other information is presented  based  on the  aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

     1 NFC is Servicer under the Agreement.

     2 The undersigned is a Servicing Officer.

     3 Master Trust Information.

   3.1 The amount of the Advance, if any, for the Due Period                                    197,197.76

   3.2 The amount of ITEC Finance Charges for the Due Period                                  2,924,882.27

   3.3 The average daily balance of Dealer Notes outstanding during the Due Period        1,170,761,013.30

   3.4 The total amount of Advance Reimbursements for the Due Period                                  0.00

   3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period          391,403,789.63

   3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust         329,563,979.65
       during the Due Period

   3.7 The amount of the Servicing Fee for the Due Period                                       931,950.75

   3.8 The average daily Master Trust Seller's Interest during the Due Period               152,172,884.37

   3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV of the Supplement)                168,820,000.00

  3.10 The aggregate amount of Collections for the Due Period                               584,454,043.93

  3.11 The aggregate amount of Finance Charge Collections for the Due Period                  6,525,325.32

  3.12 The aggregate amount of Principal Collections for the Due Period                     577,928,718.61

  3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                               0.00

  3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period          1,118,340,921.18

  3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
       of the Agreement)                                                                    186,524,928.98

  3.16 Eligible Investments in the Excess Funding Account:
       a.  The aggregate amount of funds invested in Eligible Investments as of the         186,479,078.82
            end of the Due Period
       b.  Description of each Eligible Investment:                       JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment                          2.01%
       d.  The rating of each such Eligible Investment                                            AAAm/Aaa

  3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
       as of the end of the Due Period                                                       17,396,530.97

  3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
       i)      Lee-Smith Inc
       ii)     Prairie Intl
       iii)    Nalley Motor Trucks
       iv)     Longhorn Bus Sls
       v)      Truck King Intl Sls-Svc

  3.19 Aggregate amount of delinquent principal payments (past due greater than
       30 days)as a percentage of the total principal amount outstanding, as of
       the end of the Due Period                                                                     0.02%

  3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
       as of the end of the Due Period                                                       52,673,846.45

  3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the
       transactions set forth in Article IV of the Supplement)                                  100,173.27

  3.22 Eligible Investments in the Servicer Transition Fee Account:
       a.  The aggregate amount of funds invested in Eligible Investments                       100,000.00
       b.  Description of each Eligible Investment:                            JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment                           2.01%
       d.  The rating of each such Eligible Investment                                            AAAm/Aaa

  3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
       Distribution Date)                                                                       100,000.00

   4.0 Series 2004-1 Information.

   4.1 The Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                              212,000,000.00

   4.2 The Adjusted Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                              231,080,000.00

   4.3 The amount of Seller's Invested Amount
        for the Due Period                                                                 $168,820,000.00

   4.4 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
        for the Due Period                                                                            0.00

   4.5 The amount of Series Allocable Finance Charge
       Collections for the Due Period                                                         1,186,609.52

   4.6 The amount of Series Allocable Principal Collections
       for the Due Period                                                                   105,094,486.95

   4.7 The amount of Noteholder Allocated Dealer Note Losses / (Recoveries) for
       the Due Period                                                                                 0.00

   4.8 The amount of Noteholder Available Interest Amounts
       for the Due Period                                                                     1,060,116.94

   4.9 The amount of Noteholder Available Principal Amounts for
       the Due Period                                                                        93,898,689.74

  4.10 The aggregate amount of the Principal
       Shortfall, if any, for the Due Period                                                          0.00

  4.11 The aggregate amount of Seller Interest Amounts
       for the Due Period                                                                       126,492.57

  4.12 The aggregate amount of Seller's Principal Amounts
       for the Due Period                                                                    11,203,072.31

  4.13 The Reassignment Amount as of the Transfer Date                                      212,000,000.00

  4.14 The Minimum Series Seller's
       Invested Amount as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV
       of the Supplement)                                                                    25,440,000.00

  4.15 The Minimum Seller's
       Invested Amount as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV
       of the Supplement)                                                                             0.00

  4.16 The Minimum Series Seller's
       Interest as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV
       of the Supplement)                                                                    25,440,000.00

  4.17 The Series Allocation Percentage with respect to Series 2004-1 for
       the Due Period                                                                               18.18%

  4.18 The Noteholder Floating Allocation Percentage for the
       Due Period                                                                                   89.34%

  4.19 The Noteholder Principal Allocation Percentage, if applicable,
       for the Due Period                                                                           89.35%

  4.20 The total amount to be distributed on the Series
       2004-1 Certificates on the Distribution Date                                             592,523.60

  4.21 The total amount, if any, to be distributed on the Series
       2004-1 Certificates on the Distribution Date
       allocable to the Invested Amount                                                               0.00

  4.22 The total amount, if any, to be distributed on
       the Series 2004-1 Certificates on the Distribution
       Date allocable to interest on the Series 2004-1
       Certificates                                                                             441,117.08

  4.23 The amount of the Investor Servicing Fee to be
       paid on such Distribution Date                                                           151,406.52

  4.24 The amount of Investment Income with respect to the Series 2004-1 Certificate
       for the Due Period                                                                        12,298.06

  4.25 The amount of Excess Interest Collections for the Due Period                             479,891.40

  4.26 The amount of Excess Interest Collections for the
       Due Period allocated to other Series                                                           0.00

  4.27 The amount of Noteholder Available Principal Amounts treated
       as Shared Principal Collections and allocated to other Series for the Due Period               0.00

  4.28 The amount of all Shared Principal Collections allocated to Series 2004-1
       for the Due Period                                                                             0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                         NOTE STATEMENT

                                        MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 7
                                       NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST

                                                      SERIES 2004-1 NOTES

Under the Series 2004-1  Indenture  Supplement  dated as of June 10, 2004 (the "Indenture Supplement") by and  among  the  Navistar
Financial Dealer Note Master Owner Trust (the "Master Owner Trust") and The Bank of New York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series 2004-1 Notes as well as the performance of the Master Owner Trust during the previous month.  The information which is required to be prepared with respect to the Payment Date of January 25, 2005,  the  Transfer  Date of January 24, 2005 and
with respect to the performance of the Master Owner Trust during the Due  Period  ended on  December 31, 2004 and the  Distribution
Period ended on January 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Note.  Certain other information is presented based on the aggregate amounts for the  Master  Owner Trust as a whole.  Capitalized terms used but not otherwise  defined herein  shall have the  meanings  assigned to such terms in the Indenture
Supplement.

     5 Series 2004-1 Notes Information

   5.1 Series 2004-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
       Indenture Supplement and to payments made on the Payment Date).                          212,000,000.00

       Cumulative Reductions (Net of Reinstatements) of the Series 2004-1 Nominal
       Liquidation Amount, if any, as of the Transfer Date                                                0.00

   5.2 Series 2004-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture Supplement
       and to payments made on the Payment Date).                                               231,080,000.00

   5.3 Series 2004-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
       Indenture Supplement and to payments made on the Payment Date).                           19,080,000.00

       Series 2004-1 Target Overcollateralization Amount, if any, as of the Transfer Date        19,080,000.00

       Cumulative Reductions (Net of Reinstatements) of the Series 2004-1
       Overcollateralization Amount Deficiency, if any, as of the Transfer Date                           0.00

   5.4 Series 2004-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period                       0.00

   5.5 Series 2004-1 Allocated Interest Amounts for the Due Period                                1,060,116.94

   5.6 Series 2004-1 Allocated Principal Amounts for the Due Period                              93,898,689.74

   5.7 Series 2004-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for
       the Due Period                                                                                     0.00

   5.8 Series 2004-1 Available Interest Amounts with respect to the Due Period                    1,072,415.00

   5.9 Series 2004-1 Available Principal Amounts with respect to the Due Period                  93,898,689.74

  5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                        0.00

  5.11 Sellers Invested Amount for the Series 2004-1 Notes for the Due Period                    25,440,000.00

  5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                         0.00

  5.13 Unreimbursed reductions to the Series 2004-1 Collateral Amount, if any,
       for the Due Period                                                                                 0.00

  5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
       Transfer Date                                                                            212,000,000.00

  5.15 Series 2004-1 Required Seller's Invested Amount as of the Payment Date                    25,440,000.00

  5.16 Series 2004-1 Controlled Accumulation Amount, if any, for the Due Period                           0.00

  5.17 Series 2004-1 Controlled Deposit Amount, if any, for the Due Period                                0.00

  5.18 Series Variable Allocation Percentage for the Due Period                                        100.00%

  5.19 Series Fixed Allocation Percentage for the Due Period                                           100.00%

  5.20 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date                610,589.34

  5.21 Total amount, if any, to be distributed on the Series 2004-1 Notes on the Payment
       Date allocable to the Outstanding Principal Amount                                                 0.00

  5.22 Total amount to be distributed on the Series 2004-1 Notes on the Payment
       Date allocable to interest on the Series 2004-1 Notes                                        441,117.08

  5.23 Series 2004-1 Servicing Fee to be paid on the Payment Date                                   169,472.26

5.24.1 Series 2004-1 Investment Income                                                                9,140.12

5.24.2 Series 2004-1 Principal Funding Account investment income                                          0.00

5.24.3 Series 2004-1 Negative Carry Account investment income                                             0.00

5.24.4 Series 2004-1 Interest Funding Account investment income                                           0.00

5.24.5 Series 2004-1 Spread Account investment income                                                 3,157.94

  5.25 Series Excess Available Interest Amounts for the Due Period                                  461,825.66

  5.26 Excess Available Interest Amounts for the Due Period allocated to other
       Series of Notes                                                                                    0.00

  5.27 Excess Available Interest Amounts for the Due Period allocated to Series                           0.00
       of Investor Certificates

  5.28 Excess Available Principal Collections allocated from other series of Notes                        0.00
       to Series 2004-1 for the Due Period

  5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral
       Certificate for the Due Period                                                                     0.00

  5.30 Amount of Excess Available Principal Collections allocated to other
       Series of Notes for the Due Period                                                                 0.00

  5.31 Cash Collateral Percentage as of the Transfer Date                                               14.30%

  5.32 Mismatch Amount for the Series 2004-1 Notes for the Due Period                                     0.00

  5.33 Reimbursement Amount for the Series 2004-1 Notes for the Due Period                                0.00

  5.34 Certain amounts and calculations referenced in the definition of Early
       Redemption Event.                                                                       See Exhibit "A"

     6 Account Information

   6.1 Series 2004-1 Spread Account Balance as of the Payment Date after giving effect
       to all withdrawals and deposits made on such Payment Date                                  2,650,000.00

       Series 2004-1 Spread Account Required Amount, if any, as of the Payment Date
       after giving effect to all withdrawals and deposits made on such Payment Date              2,650,000.00

   6.2 Series 2004-1 Principal Funding Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                            0.00

   6.3 Series 2004-1 Negative Carry Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                            0.00

       Series 2004-1 Required Negative Carry Account Balance, if any, as of the
       Payment Date after giving effect to all withdrawals and deposits made on such
       Payment Date                                                                                       0.00

   6.4 Series 2004-1 Interest Funding Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                            0.00

     7 Class A Notes Information

   7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                                     200,000,000.00

   7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                                     200,000,000.00

   7.3 Total amount to be distributed on the Class A Notes on the Payment Date                      410,104.17

   7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
       allocable to the Class A Outstanding Principal Amount                                              0.00

   7.5 Total amount to be distributed on the Class A Notes on the Payment Date
       allocable interest on the Class A Notes                                                      410,104.17

   7.6 Class A Monthly Interest for the Interest Period                                             410,104.17

     8 Class B Notes Information

   8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
       to the transactions made on such Payment Date                                             12,000,000.00

   8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                                      12,000,000.00

   8.3 Total amount to be distributed on the Class B Notes on the Payment Date                       31,012.92

   8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
       Date allocable to the Class B Outstanding Principal Amount                                         0.00

   8.5 Total amount to be distributed on the Class B Notes on the Payment Date
       allocable interest on the Class B Notes                                                       31,012.92

   8.6 Class B Monthly Interest for the Interest Period                                              31,012.92

------------------------------------------------------------------------------------------------------------------------------------

                                           Exhibit 20.4(A)
                                         Series 2004-1 Notes

5.34     The percentages and all other information calculated pursuant to the Definition at
         Early Redemption Events as specified in Section 1.01 of The Series 2004-1 Indenture
         Supplement.

         "Early Redemption Events" means, with respect to the  Series 2004-1 Notes, each of the  Early  Amortization  Events  specified in  Section  9.01 of the  Pooling  and
         Servicing  Agreement, as supplemented  by  the Series Supplement, plus each of the following:

(A)      failure  on the  part of  the  Seller (i) to  make  any  payment,  distribution or deposit  required  under  the  Pooling and  Servicing Agreement or the Series
              Supplement within five  Business Days  after the Due Date or (ii) to  observe or perform in any material respect any other material covenants or agreements
              of the Seller, which failure has a material adverse effect on the Series 2004-1    __No__
              Noteholders  and  which  continues  unremedied for a  period of 60 days after written  notice of  such  failure  shall have been given to the Seller by the
              Indenture Trustee or to the  Seller and the  Indenture  Trustee by any Holder
              of the Series 2004-1 Notes;

(B)      any  representation  or  warranty  made  by  the  Seller  pursuant to  the Pooling and  Servicing  Agreement  or  any  information  contained in the schedule of
              Dealer  Notes  delivered  thereunder or the  Series Supplement shall prove to have  been  incorrect in any  material  respect when  made or when delivered, which  representation,  warranty  or  schedule, or  the  circumstances  or condition  that  caused  such  representation,  warranty  or  schedule  to be incorrect,  continues  to  be  incorrect  or uncured  in any material respect
              for a period  of 60  days  after  written  notice  of such incorrectness shall     __No__
              have  been  given to the Seller by the Indenture Trustee or to the Seller and
              the  Indenture  Trustee  by  any  Holder of the  Series 2004-1 Notes and as a
              result of which the interests of the Series 2004-1 Noteholders are materially and  adversely  affected,  provided,  however,  that  an  Early  Redemption
              Event  shall  not  be  deemed  to  occur  if  the Seller  has repurchased the related  Dealer  Notes or all  such  Dealer Notes, if applicable, during such period  in  accordance  with the  provisions  of  the Pooling  and  Servicing
              Agreement;

(C)      any of  the  Seller, ITEC, NIC  or  NFC  shall  file  a  petition  commencing a  voluntary  case  under any  chapter of the federal bankruptcy laws; or the
              Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement,  adjustment or  composition  under  any  other  similar  applicable federal  law, or  shall  consent  to the  filing of any such petition, answer or consent;  or  the  Seller,  ITEC,  NIC or  NFC  shall  appoint,  or  consent  to
              the  appointment  of  a  custodian,  receiver,  liquidator,  trustee,  assignee,    __No__
              sequestrator  or  other  similar  official in  bankruptcy  or  insolvency  of it or  of  any  substantial  part of  its  property; or  the  Seller,  ITEC,  NIC or  NFC  shall  make  an  assignment for the  benefit of  creditors,  or  shall admit in  writing  its inability to pay its debts generally as they become due;

(D)      any order  for  relief  against  any  of  the  Seller, ITEC,  NIC  or NFC  shall have  been  entered  by a court  having  jurisdiction in the premises under any chapter  of the  federal  bankruptcy  laws, and  such  order shall have continued  undischarged  or  unstayed for a period of 120 days; or a decree or  order  by a  court  having jurisdiction in the premises shall have been entered  approving as  properly  filed a  petition  seeking reorganization, arrangement,  adjustment,  or composition of  the  Seller, ITEC, NIC or NFC under  any  other  similar applicable federal law, and such decree or order
              shall have  continued  undischarged  or  unstayed for a period of 120 days;         __No__
              or a decree or order of a court having jurisdiction in the premises for the appointment  of  a  custodian,  receiver,  liquidator,  trustee,  assignee, sequestrator  or other  similar official in bankruptcy or insolvency of the
              Seller, ITEC, NIC or NFC of any  substantial  part  of  their  property, or for the winding up or liquidation of their affairs, shall have been entered, and such  decree  or  order  shall  have  remained in force undischarged or unstayed for a period of 120 days;

(E)      the Seller shall become legally unable for any reason to transfer Dealer Notes
              to the Master Trust in accordance with the  provisions of the Pooling and           __No__
              Servicing Agreement;

(F)      on any Transfer Date, after  giving  effect to  allocations to be  made on  that
               Transfer Date (including payments to be made on the related Payment Date),
               the  Series  2004-1  Target   Overcollateralization  Amount   exceeds  the
               Series    2004-1  Overcollateralization   Amount   by   more   than   the
               Series  2004-1  Overcollateralization Amount  Shortfall Trigger; provided,
               however, that  if such  shortfall  was caused by an Excess Cash Collateral         __No__
               Event, the  Seller  shall  have a  six  month period during which an Early
               Redemption  Event shall  not occur if the foregoing condition is satisfied
               by  calculating  the  Series  2004-1  Nominal  Liquidation   Amount  after
               subtracting  the  amount on deposit in the Series 2004-1 Principal Funding
               Account in respect of the Series 2004-1 Notes;

(G)      any Servicer  Termination  Event  shall  occur (i)  which  would have a material
               adverse  effect  on  the  Series  2004-1 Noteholders and (ii) for which the         __No__
               Servicer has received a notice of termination;

(H)      on any Determination Date, as of the  last day of the  preceding  Due Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of
               Dealer   Notes   held   by   the  Master   Trust   on   that   last   day;
               Aggregate  Principal  Dealer  Note  Balance  which  was  advanced  against
               Financed   Vehicles   which  are  Used   Vehicles  exceeds   25%  of   the
               Aggregate Principal Balance of all Dealer Notes?                                    __No__

               Used Financed Vehicle Ratio: 4.87%

(I)      on any  Determination  Date,  the  quotient of (i) the  product  of (a) the  sum of  Dealer Note Collections for each of the related  Due Period and the two immediately preceding Due  Periods and (b) four, divided  by (ii) the daily average  principal amount  of  Dealer  Notes  outstanding  during  such Due
               Periods ("Turnover") is less than 1.7;
               Turnover Ratio less than 1.7?
                                                                                                 __No__
                           Turnover Ratio:  3.97

(J)      the Series 2004-1 Outstanding Principal Amount is not repaid by the
               Expected Principal Payment Date;                                                   __No__

(K)      the Issuer  becomes  an "investment  company"  within  the  meaning  of   the
               Investment  Company Act  of 1940, as  amended, and  is  not  exempt  from          __No__
               compliance with that Act;

(L)      the occurrence of an Event of Default under the Indenture;                               __No__

(M)      the delivery by the Seller to the Master Trust Trustee of a notice  stating
              that the Seller shall no longer continue to sell Dealer Notes to the Master         __No__
              Trust commencing on the date specified in such notice;

(N)      the Average Coverage Differential shall be equal  to or less than  negative two percent (-2%) on  each of  three  consecutive  Determination  Dates;
               Average  Coverage  Differential  shall be equal to or less than negative
               Two  percent (-2.00%) on  each of three consecutive Determination Dates?           __No__

                           2 Months Past:            3.29%
                           1 Month Past:             3.55%
                           Current Month:            3.55%

(O)       on any  Determination  Date,  the  quotient  of (i)  the  sum  of   Dealer  Note
                Losses for each of the related Due Period and the five immediately preceding
                Due Periods and (ii) the sum of Principal Collections for each of the related
                Due  Period  and  the  five  immediately  preceding  Due Periods, is greater than or equal to one percent (1%);
                Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?

                           Dealer Note Loss Ratio:   0.00%                                       __No__

(P)       at the end of any  Due  Period,  the  Seller's  Invested  Amount  is  reduced to an amount less than the Minimum Seller's  Invested  Amount and  the  Seller has failed to assign additional Dealer Notes to the Master Trust or deposit cash into the Excess Funding  Account, the Series 2004-1 Principal  Funding
               Account or any  other  principal funding account with  respect to any other series in the amount of such  deficiency within ten Business Days following
               the end of such Due  Period; provided, however, that if such deficiency was       __No__
               caused by an Excess Cash  Collateral  Event, the  Seller  shall  have a six month  period  during  which an  Early  Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal
               Liquidation  Amount  after  subtracting the  mount on deposit in the Series
               2004-1 Principal Funding Account in respect of the Series 2004-1 Notes; and

(Q)       failure on the part of ITEC to make a  deposit in the  Interest  Deposit Account required by the terms of the Interest  Deposit  Agreement on or  before the
               date occurring five Business Days after the date  such deposit is  required       __No__
               by the Interest Deposit Agreement to be made

               In the  case  of any  event  described  in clauses (A), (B) or (G) above, an
         Early Redemption Event with respect to Series 2004-1 Notes shall be deemed to have occurred only if, after the applicable  grace period described  in those  clauses, if  any,  either  the  Indenture  Trustee  or  Series 2004-1  Noteholders  holding
         Series  2004-1  Notes  evidencing more  than 50% of  the Series 2004-1 Outstanding
         Principal  Amount by written notice to the  Seller, the Servicer, the Master Trust
         Trustee and, if given by Series 2004-1 Noteholders, the Indenture Trustee, declare that  an  Early  Redemption  Event has  occurred as of the  date  of  that notice.
         In the  case of any  Early  Redemption  Event that is also an  Early  Amortization
         Event as  described in the  Series Supplement or any event other than clauses (A),
         (B) or (G)  described  above, an  Early  Redemption   Event  with  respect  to the
         Series 2004-1 Notes  shall be deemed to have occurred without any  notice or other action on the part of the  Indenture  Trustee or  the  Series  2004-1  Noteholders
         immediately upon the occurrence of that event.

====================================================================================================================================

                                                          EXHIBIT 20.5

                                         Navistar Financial Dealer Note Master Trust
                                                           Series Data
                                         for the January 25, 2005 Distribution Date

                                                                                 Series
                                                       1998-1           2000-1           2003-1          2004-1

 1. Aggregate amount of Collections                  106,244,301.58  106,281,096.47   106,281,096.47  106,281,096.47
    Aggregate amount of Interest Collections           1,186,198.71    1,186,609.52     1,186,609.52    1,186,609.52
    Aggregate amount of Principal Collections        105,058,102.87  105,094,486.95   105,094,486.95  105,094,486.95
    Allocation From / (To) Other Series                        0.00            0.00             0.00            0.00

 2. Series Allocation Percentage                        18.1783842%     18.1846798%      18.1846798%     18.1846798%
    Floating Allocation Percentage                           84.32%          89.34%           89.34%          89.34%
    Principal Allocation Percentage *                         0.00%           0.00%            0.00%          89.35%

 3. Total amount Distributed                             403,215.28      446,938.19       462,265.97      441,117.08

 4. Total amount of such distribution allocable
    to the Invested Amount of Series                           0.00            0.00             0.00            0.00

 5. Total amount of such distribution allocable
    to interest on the Series Certificates               403,215.28      446,938.19       462,265.97      441,117.08

 6. Gross Dealer Note Losses                                   0.00            0.00             0.00            0.00

 7. Recoveries on Dealer Note Losses                           0.00            0.00             0.00            0.00

 8. Amount of Series allocable Dealer Note Losses/(Recoveries) 0.00            0.00             0.00            0.00
    - Investor portion of Dealer Note Losses/(Recoveries)     0.00            0.00             0.00            0.00
    - Seller portion of Dealer Note Losses/(Recoveries)        0.00            0.00             0.00            0.00

 9. Draw Amount                                                0.00            0.00             0.00            0.00

10. Investor Charge Offs                                       0.00            0.00             0.00            0.00

11. Reimbursement of Investor Charge Offs                      0.00            0.00             0.00            0.00

12. Monthly Servicing Fee
    -   Series Allocation - Servicing Fee                169,413.59      169,472.26       169,472.26      169,472.26
    -   Investor Servicing Fee                           142,849.54      151,406.52       151,406.52      151,406.52
    -   Seller Servicing Fee                              26,564.05       18,065.74        18,065.74       18,065.74

13. Controlled Amortization Amount                             0.00            0.00             0.00            0.00

14. Invested Amount prior to Distribution Date       200,000,000.00  212,000,000.00   212,000,000.00  212,000,000.00
    Invested Amount after Distribution Date          200,000,000.00  212,000,000.00   212,000,000.00  212,000,000.00

15. Invested Amount                                  200,000,000.00  212,000,000.00   212,000,000.00  212,000,000.00
    Available Subordinated Amt/
         Overcollateralization Amount                 31,000,000.00   19,080,000.00    19,080,000.00   19,080,000.00
    Negative Carry Subordinated Amount                           NA              NA               NA              NA
    Other                                                         0               0                0               0
    Adjusted Invested Amount                         231,000,000.00  231,080,000.00   231,080,000.00  231,080,000.00

    Required Excess Seller's Interest **               6,000,000.00    6,360,000.00     6,360,000.00    6,360,000.00

16. Beginning Spread Account Balance                   2,500,000.00    2,650,000.00     2,650,000.00    2,650,000.00
        Withdrawals from Spread Account(-) Interest       (2,976.78)      (3,156.44)       (3,154.75)      (3,157.94)
        Deposits to Spread Account (+) Interest            2,976.78        3,156.44         3,154.75        3,157.94
    Spread Account balance as of the close of
    business on the Distribution date                  2,500,000.00    2,650,000.00     2,650,000.00    2,650,000.00

17. Series Principal Acct Balance as of the
       end of Due Period                                       0.00            0.00             0.00            0.00

    *  Series 2004-1 Collateral Certificate Principal Allocation Percentage
    ** Series 2004-1: Part of Required Excess Seller's Invested Amount

                                                    EXHIBIT 20.5 (Continued)

                                       Navistar Financial Dealer Note Master Trust
                                                       Series Data
                                       for the January 25, 2005 Distribution Date

                                                                                 Series
                                                     2000-VFC-KHFC     2000-VFC-Liberty           Total
                                                                        Street Funding
Aggregate amount of Collections                       79,683,226.48       79,683,226.48      584,454,043.93
Aggregate amount of Interest Collections                 889,649.03          889,649.03        6,525,325.32
Aggregate amount of Principal Collections             78,793,577.44       78,793,577.44      577,928,718.61
Allocation From / (To) Other Series                            0.00                0.00                0.00

Series Allocation Percentage                            13.6337882%         13.6337882%           100.0000%
Floating Allocation Percentage                               84.32%              84.32%         N/A
Principal Allocation Percentage *                             0.00%               0.00%         N/A

Total amount Distributed                                 361,345.46           42,958.50        2,157,840.49

Total amount of such distribution allocable
to the Invested Amount of Series                               0.00                0.00                0.00

Total amount of such distribution allocable
to interest on the Series Certificates                   361,345.46           42,958.50        2,157,840.49

Gross Dealer Note Losses                                       0.00                0.00                0.00

Recoveries on Dealer Note Losses                               0.00                0.00                0.00

Amount of Series allocable Dealer Note Losses/(Recoveries)     0.00                0.00                0.00
- Investor portion of Dealer Note Losses/(Recoveries)          0.00                0.00                0.00
- Seller portion of Dealer Note Losses/(Recoveries)            0.00                0.00                0.00

Draw Amount                                                    0.00                0.00                0.00

Investor Charge Offs                                           0.00                0.00                0.00

Reimbursement of Investor Charge Offs                          0.00                0.00                0.00

Monthly Servicing Fee
-   Series Allocation  -  Servicing Fee                  127,060.19          127,060.19          931,950.75
-   Investor Servicing Fee                               107,137.15          107,137.15          811,343.39
-   Seller Servicing Fee                                  19,923.04           19,923.04          120,607.36

Controlled Amortization Amount                                 0.00                0.00                0.00

Invested Amount prior to Distribution Date           150,000,000.00      150,000,000.00    1,136,000,000.00
Invested Amount after Distribution Date              100,000,000.00      100,000,000.00    1,036,000,000.00

Invested Amount                                      100,000,000.00      100,000,000.00    1,036,000,000.00
Available Subordinated Amount/
     Overcollateralization Amt                        15,500,000.00       15,500,000.00      119,240,000.00
Negative Carry Subordinated Amount                               NA                  NA                0.00
Other                                                             0                   0                0.00
Adjusted Invested Amount                             115,500,000.00      115,500,000.00    1,155,240,000.00

Required Excess Seller's Interest **                   3,000,000.00        3,000,000.00       31,080,000.00

Beginning Spread Account Balance                       1,875,000.00        1,875,000.00       14,200,000.00
    Withdrawals from Spread Account (-) Interest        (626,706.29)        (626,706.29)      (1,265,858.49)
    Deposits to Spread Account (+) Interest                1,706.29            1,706.29           15,858.49
Spread Account balance as of the close of
business on the Distribution date                      1,250,000.00        1,250,000.00       12,950,000.00

Series Principal Account Balance as of the end
      of Due Period                                            0.00                0.00                0.00

Delinquency on Serviced Portfolio
                                  30 - 59 Days                                                       0.005%
                                  60 - 89 Days                                                       0.004%
                                     90+  Days                                                       0.011%

Master Trust Receivables Balance                                                          $1,118,340,921.18

*  Series 2004-1 Collateral Certificate Principal Allocation Percentage
** Series 2004-1: Part of Required Excess Seller's Invested Amount

====================================================================================================================================